UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 8, 2026

Entergy Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-11299	72-1229752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

639 Loyola Avenue, New Orleans, Louisiana		70113
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(504) 576-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

Common Stock, $0.01 Par Value	ETR	New York Stock Exchange
Common Stock, $0.01 Par Value	ETR	NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 8, 2026, Entergy Corporation (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders: 1) elected the 12 directors nominated by the Company’s Board of Directors to serve until the 2027 Annual Meeting of Shareholders and until their successors are elected and qualified; 2) ratified the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2026; and 3) approved an advisory resolution to approve named executive officer compensation. The proposals are further described in the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 27, 2026.

The table below sets forth the number of votes cast for and against, and the number of abstentions and broker non-votes, for each matter voted upon by the Company's shareholders.

Proposal 1 – Election of Directors

Nominee	Voted For	Voted Against	Abstentions	Broker Non-Votes
Gina F. Adams	375,446,935	8,833,780	334,471	32,638,334
John H. Black	380,740,874	3,550,005	324,307	32,638,334
John R. Burbank	382,066,010	2,226,259	322,917	32,638,334
James F. Caldwell, Jr.	382,177,081	2,119,927	318,178	32,638,334
Kirkland H. Donald	380,243,043	4,056,979	315,164	32,638,334
Brian W. Ellis	374,541,673	9,751,888	321,625	32,638,334
Philip L. Frederickson	380,030,545	4,261,445	323,196	32,638,334
M. Elise Hyland	382,643,672	1,653,608	317,906	32,638,334
Stuart L. Levenick	355,853,636	27,876,105	885,445	32,638,334
Andrew S. Marsh	369,885,747	14,427,187	302,252	32,638,334
Karen A. Puckett	375,467,784	8,839,896	307,506	32,638,334
R. Lewis Ropp	380,849,932	3,416,548	348,706	32,638,334

Proposal 2 – Ratification of Deloitte & Touche as the Company’s Independent Registered Public Accounting Firm for 2026

Voted For	Voted Against	Abstentions
401,414,208	15,485,020	354,292

Proposal 3 – Advisory Vote on Named Executive Officer Compensation

Voted For	Voted Against	Abstentions	Broker Non-Votes
372,126,342	11,027,101	1,461,743	32,638,334

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
By: /s/ Daniel T. Falstad
Daniel T. Falstad Senior Vice President, General Counsel and Secretary

Dated: May 12, 2026